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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          ALLIED RESEARCH CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:




Reg. (S) 240.14a-101.

SEC 1913 (3-99)

Allied Research Corporation                        William Glenn Yarborough, Jr.
                                                   President




April 28, 2000

Dear Shareholder:

  Your Board of Directors joins me in cordially extending an invitation to attend the 2000 Annual Meeting of Shareholders that will be held on Wednesday, June 7, 2000 at The Tower Club, 17th Floor, 8000 Towers Crescent Drive, Vienna, Virginia 22182. The meeting will start at 10:30 a.m.

  We sincerely hope you will be able to attend and participate in the meeting. I will report on the Company's progress and respond to questions you may have about the Company's business and strategic direction.

  Your vote is most important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. It is important that your shares be represented and voted at the meeting, and therefore, we urge you to complete, sign, date and return the enclosed proxy card in the envelope provided for this purpose.

  We appreciate your continuing support and look forward to seeing you at the annual meeting.

  Warm regards and best wishes.

                              Very truly yours,

                              /s/ W. Glenn Yarborough, Jr.
                              ------------------------------
                              W. Glenn Yarborough, Jr.


         8000 Towers Crescent Drive, Suite 260, Vienna, Virginia 22182
                 Tel: (703) 847-5268        Fax: (703) 847-5334
                           Tollfree: (800) 847-5322

                          ALLIED RESEARCH CORPORATION
                                ---------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 7, 2000
                                ---------------

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Allied Research Corporation will be held on Wednesday, June 7, 2000, at The Tower Club, 17th Floor, 8000 Towers Crescent Drive, Vienna, Virginia 22182, at 10:30 a.m., local time, for the following purposes:

  1. To elect seven (7) directors of the Company to serve for the ensuing year and until their successors are elected and qualified.

  2. To consider and act upon a proposal to ratify the selection of Grant Thornton LLP as the Company's independent auditors for the year 2000.

  3. To transact such other business as may properly come before the meeting or any adjournment of adjournments thereof.

  Only shareholders of record at the close of business on April 12, 2000 are entitled to notice of and to vote at the meeting.

  A copy of the Annual Report of Allied Research Corporation for 1999 is enclosed with this Notice, the attached Proxy Statement and the accompanying proxy.

  All Shareholders are urged to attend the meeting in person or by proxy. Shareholders who do not expect to attend the meeting are requested to complete, sign and date the enclosed proxy and return it promptly in the self-addressed envelope provided.

                                       By Order of the Board of Directors,

                                       William Glenn Yarborough, Jr.
                                       President and
                                       Chief Executive Officer

April 28, 2000

                          ALLIED RESEARCH CORPORATION
                     8000 TOWERS CRESCENT DRIVE, SUITE 260
                             VIENNA, VIRGINIA 22182
                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

General

  The accompanying proxy is solicited by and on behalf of the Board of Directors of Allied Research Corporation, a Delaware corporation (the "Company"), for use at the annual meeting of shareholders to be held at The Tower Club, 17th Floor, 8000 Towers Crescent Drive, Vienna, Virginia 22182, on Wednesday, June 7, 2000, at 10:30 a.m., local time, or any adjournment thereof (the "annual meeting").

  The record date for determination of the shareholders entitled to vote at the annual meeting is April 12, 2000 at the close of business. Any shareholder giving a proxy may revoke it at any time before it is exercised (including a revocation at the annual meeting) by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date.

  In accordance with the laws of the State of Delaware and the Company's charter and bylaws, a majority of the outstanding shares of common stock will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

  In accordance with the laws of the State of Delaware and the Company's charter and bylaws (i) for the election of directors, which requires a plurality of the votes cast, only proxies and ballots indicating votes "FOR all nominees", "WITHHELD from all nominees" or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast, and broker non-votes are not counted, and (ii) for the adoption of all other proposals, which are decided by a majority of the shares of the stock of the Company present in person or by proxy and entitled to vote, only proxies and ballots indicating votes "FOR", "AGAINST" or "ABSTAIN" on the proposal or providing the designated proxies with the right to vote in their judgment and discretion on the proposal are counted to determine the number of shares present and entitled to vote, and broker non-votes are not counted.

  The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokers, banks and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has also retained Corporate Investor Communications, Inc. to aid in the solicitation at an estimated cost of $3,500 plus out-of-pocket expenses.

  The approximate date on which this Proxy Statement and enclosed form of proxy are to be mailed to shareholders is April 28, 2000.

Voting Securities and Principal Shareholders

  On April 12, 2000, the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting, 4,862,984 shares of common stock of the Company were outstanding. Common stock is the only class of capital stock of the Company currently outstanding. Each shareholder of record is entitled to one vote for each share of common stock owned on all matters to come before the annual meeting.

  The following table sets forth information with respect to the shares of the Company's common stock which are held by the only persons known to the Company to be the beneficial owners of more than 5% of such common stock based upon the most recent filings made by the undersigned with the Securities and Exchange Commission.

            Title                                          Amount and nature
             of                 Name and address of          of beneficial      Percent of
            class                beneficial owner              ownership         class/1/
            -----               -------------------        -----------------    ----------
           Common               FMR Corp./2/                    473,000            9.7%
                                82 Devonshire Street             Owned
                                Boston, MA 02109                directly

           Common               Dimensional Fund                339,600            7.0%
                                Advisor, Inc./3/                 Owned
                                1299 Ocean Ave., 11th Floor     directly
                                Santa Monica, CA 90401

           Common               Kahn Capital                    334,500            6.8%
                                Management, LL/4/                Owned
                                8910 University Center          directly
                                Lane, Suite 570
                                San Diego, CA 92122

-------------------
/1/ Based upon 4,856,722 shares of common stock outstanding plus 26,750 shares which may be acquired within 60 days pursuant to outstanding stock options. /2/ FMR Corp. and its wholly-owned subsidiary, Fidelity Management & Research
    Company ("Fidelity"), Edward C. Johnson, 3rd and Abigail P. Johnson, jointly filed an amended Schedule 13G with the SEC on February 11, 2000. This
    Schedule 13G states that Fidelity Low-Priced Stock Fund owned 473,000 shares of Common Stock as of December 31, 1999.
/3/ Dimensional Fund Advisors, Inc. ("Dimensional"), a registered investment advisor, filed an amended Schedule 13G with the SEC on February 3, 2000. This Schedule 13G states that Dimensional is deemed to have beneficial ownership of 339,600 shares, all of which shares are owned by advisory clients of Dimensional. Dimensional disclaims beneficial ownership of all such shares.
/4/ Kahn Capital Management, LLC ("Kahn") filed a Schedule 13G with the SEC on
    November 23, 1999. This Schedule 13G states that Kahn Capital Partners, L.P., a limited partnership of which Kahn is the general partner, owned 334,500 shares of Common Stock as of December 31, 1999.

The following information is furnished as of March 3, 2000, with respect to the beneficial ownership by management of Allied's Common Stock:

            Title                                          Amount and nature
             of                      Name of                 of beneficial      Percent of
            class                beneficial owner              ownership         class/1/
            -----               -------------------        -----------------    ----------
           Common               Harry H. Warner                  12,000              *
                                                             Owned directly
           Common               Clifford C. Christ               27,000              *
                                                             Owned directly
           Common               Robert W. Hebel                   9,625              *
                                                             Owned directly
           Common               J. R. Sculley                    92,400             1.9%
                                                             Owned directly
           Common               W. Glenn Yarborough, Jr.        115,020             2.4%
                                                             Owned directly
           Common               All executive officers          256,045             5.2%
                                and directors as a           Owned directly
                                group (5)/2/

-------------------
/1/ Based upon 4,856,722 shares of common stock outstanding plus 26,750 shares which may be acquired within 60 days pursuant to outstanding stock options. /2/ None of the three (3) individuals added to the Board of Directors on April
    1, 2000 owned any of Allied's Common Stock as of that date.

                             ELECTION OF DIRECTORS

  Seven (7) directors are to be elected to serve until the next annual meeting and until their successors are elected and qualified. The accompanying proxy will be voted for the election of all of the persons named below as nominees unless the shareholder otherwise specifies in the proxy. If any of the nominees should become unavailable, the persons named in the proxy or their substitutes shall be entitled to vote for one or more substitutes to be designated by the Board of Directors.

  W. Glenn Yarborough, Jr. became a member of the Board of Directors in 1999. J.
R. Sculley joined the Board of Directors in 1991; Clifford C. Christ joined the Board of Directors in April, 1993; Harry H. Warner joined the Board of Directors in January, 1996; and Bruce W. Waddell, Ronald H. Griffith and J. H. Binford Peay, III joined the Board of Directors on April 1, 2000. Robert W. Hebel's tenure as a member of the Board of Directors will end in June, 2000.

  The following information is presented with respect to each nominee, each of whom has indicated approval of his nomination and willingness to serve if elected:

                                 Year in which                                 Principal business occupation
                                 first elected                                    for past five years and
       Name of nominee            a director             Age                         other directorships
       ---------------           -------------           ---                   -----------------------------
Clifford C. Christ                  1993                  52        President and Chief Executive Officer of NavCom
                                                                    Defense Electronics, Inc., a defense electronics
                                                                    company, since 1988.
Ronald H. Griffith                  2000                  61        Executive Vice President and Chief Operating Officer
                                                                    of MPRI Inc., a professional services company, since
                                                                    1998; formerly, Vice Chief of Staff of the U.S. Army.
J.H. Binford Peay, III              2000                  59        Consultant; formerly, Vice Chief of Staff of the
                                                                    U.S. Army. Also a director of United Defense, L.P.
                                                                    and MPRI, Inc.
J.R. Sculley                        1991                  59        Chairman of the Board and Chief Executive Officer of
                                                                    the Company from December, 1992 - September, 1999.
Bruce W. Waddell                    2000                  53        President and Chief Executive Officer of The
                                                                    Stonebridge Group, Inc., a management consulting
                                                                    firm, since 1990.
Harry H. Warner                     1996                  64        Self-employed financial consultant, investor and
                                                                    real estate developer. Also a director of Chesapeake
                                                                    Corporation, Pulaski Furniture Corporation and
                                                                    Virginia Management Investment Corporation.
W. Glenn Yarborough, Jr.            1999                  59        President and Chief Executive Officer of the Company
                                                                    since September, 1999; President and Chief Operating
                                                                    Officer of the Company since July, 1998; Vice
                                                                    President of the Company since January, 1995. Member
                                                                    of the Board of Directors, Carleton Technologies,
                                                                    since 1994.

  During calendar year 1999, there were ten (10) formal meetings of the Board of Directors. The directors frequently communicate with one another on an informal basis.

  The Audit Committee had two (2) meetings during 1999 and the Compensation Committee met three (3) times in calendar year 1999.

  The Audit Committee is currently comprised of Messrs. Christ, Warner and Hebel. Among its functions, the Audit Committee (i) recommends the selection of the Company's independent public accountants, (ii) reviews the scope of the independent public accountants' audit activity, (iii) reviews the financial statements which are the subject of the independent public accountants' certification, and (iv) reviews the adequacy of the Company's basic accounting and internal control systems.

  The Compensation Committee is currently comprised of Messrs. Hebel and Warner. The Compensation Committee establishes the Company's executive compensation program. It also periodically reviews the compensation of executives and other key officers and employees of the Company and its subsidiaries.

  The Board of Directors of the Company has no standing nominating or similar committee.

  The by-laws provide that a shareholder of the Company entitled to vote for the election of directors may nominate persons for election to the Board of Directors by providing written notice to the Secretary of the Company not less than 14 and not more than 50 days prior to the annual meeting. Such notice shall include (i) the name and address of the shareholder and of each person to be nominated, (ii) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate each person specified, (iii) a description of all understandings between the shareholder and each nominee and other person (naming such person) pursuant to which the nomination is to be made by the shareholder, (iv) such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors and (v) the consent of each nominee to serve as a director of the Company if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

Compensation of Directors and Executive Officers

  The following table sets forth information concerning all compensation paid for services rendered in all capacities to the Company and its subsidiaries during the years ended December 31, 1999, 1998 and 1997 to the chief executive officer of the Company and to other executive officers of the Company whose total annual salary and bonus exceeds $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                                      Long Term Compensation
                                                                         --------------------------------------------------
                                 Annual Compensation                              Awards                  Payouts
                      -----------------------------------------------------------------------------------------------------
Name                                                         Other       Restricted                                All
and                                                          Annual        Stock      Securities      LTIP        Other
Principal                                                 Compensation    Award(s)    Underlying     Payouts   Compensation
Position              Year      Salary($)    Bonus($)/1/      ($)           ($)     Options/SARs(#)    ($)        ($)/2/
---------------------------------------------------------------------------------------------------------------------------
W. Glenn              1999       200,000
Yarborough, Jr.,      1998       197,000        61,312
 President;           1997       183,000       108,000
Chief Executive
Officer since
September, 1999

J. R. Sculley,        1999       290,000                                                                          400,000
Chief Executive       1998       275,000        68,125
Officer until         1997       245,000       120,000
September, 1999

-------------------
/1/ Messrs. Sculley and Yarborough were awarded bonuses of (i) $68,125 and $61,312 respectively, for 1998 performance, payable in 1999 in stock and/or cash, and (ii) $120,000 and $108,000, respectively, for 1997 performance, payable in 1998 in stock and/or cash. These performance awards were paid as follows - Mr. Sculley was awarded 5,548 shares of stock and cash bonuses of $30,329 and $53,424, respectively, and Mr. Yarborough was awarded 9,000 shares of Company stock in each of February, 1999 and March, 1998. The shares issued in February, 1999 had a market value of $6.8125 per share on the date of grant; and the shares issued in March, 1998 had a market value of $12.00 per share on the date of grant.
/2/ Mr. Sculley is entitled to post-employment payments of $80,000 per year for a five (5) year period.

             AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-End Option/SAR VALUE

                                                                                      Number of
                                                                                     Securities               Value of
                                                                                     Underlying              Unexercised
                                                                                     Unexercised            In-the-Money
                                                                                   Options/SARs at         Options/SARs at
                                                                                      FY-End (#)            FY-End ($)/1/
                                Shares Acquired                                      Exercisable/           Exercisable/
Name                            on Exercise (#)           Value Realized ($)        Unexercisable           Unexercisable
--------------------------------------------------------------------------------------------------------------------------
 W. Glenn Yarborough, Jr.            4,200                     $10,238               14,000/0/2/                 0/0

-------------------
/1/ Based on the closing price of the Company's stock of $6.9375 on December 31,
    1999.
/2/ Mr. Yarborough exercised his option to acquire these shares in March, 2000.

Director Compensation

  Directors who are employees of the Company receive no additional compensation for serving as a director.

  Each non-employee director (an "Outside Director") is compensated for service as a director, including as a member of committees of the Board, at the rate of $1,000 per month; an award of 1,000 shares of Common Stock on each July 1; $1,000 for each Board meeting in excess of four (4) personally attended during each calendar year; $500 for each committee meeting attended which is not held in conjunction with a Board meeting; and $250 for each teleconference Board meeting in excess of two (2) in which a director participates during each calendar year.

  In 1992, the Board of Directors of the Company adopted the Allied Research Corporation Outside Directors Retirement Plan (the "Directors Retirement Plan") to provide retirement benefits for long-standing Outside Directors. Under the Directors Retirement Plan, Outside Directors are eligible for a retirement benefit if they retire from the Board and have served as a member of the Board for a minimum of (5) years. An eligible Outside Director who retires from the Board is entitled to receive, commencing on the last day of the first month following the month in which the director attains age seventy (70), monthly payments equal to the monthly base compensation received from the Company at the time the director terminated service in such capacity. Such payments will cease upon the earlier of the expiration of a period of time equivalent to the period of time the director served as a member of the Board or the death of the director. In the event that a director has breached any fiduciary or legal duty to the Company, the director will forfeit the right to payment of benefits under the Directors Retirement Plan. The Directors Retirement Plan is administered by the Board of Directors.

  In 1991, the Board of Directors of the Company adopted the Allied Research Corporation Outside Directors Stock Option Plan (the "Directors Option Plan") by which the Company may grant options for up to 208,000 shares of stock to its Outside Directors. None of the options granted pursuant to the Directors Option Plan are intended to qualify as incentive stock options under Section 422 through 424 of the Internal Revenue Code. The purpose of the Directors Option Plan is to advance the interests of the Company by providing its Outside Directors with financial incentives in the form of non-statutory stock options in order to attract, retain and motivate such Outside Directors. Options for an aggregate of 75,000 shares were granted under the Directors Option Plan in 1996 to Allied's Outside Directors; no such options were granted in 1997, 1998 or 1999.

Employment Contracts and Change-In-Control Agreements

  W. Glenn Yarborough, Jr. and the Company have entered into an Employment Agreement (the "Yarborough Agreement") which extends through July, 2000, and is automatically renewable from year to year thereafter unless either the Company or Mr. Yarborough gives the other timely notice of its or his intent not to renew. Mr. Yarborough is entitled to receive base compensation of $200,000 per calendar year. The Yarborough Agreement further provides that in the event Mr. Yarborough ceases to serve in any capacity as an officer of the Company as a result of a voluntary or involuntary termination within a period of twelve (12) months following a change in control, Mr. Yarborough shall be entitled to a lump sum payment equal to the aggregate amount of compensation payable to Mr. Yarborough throughout the remaining term of the Yarborough Agreement. For a period of five (5) years following the expiration of Mr. Yarborough's employment, he has agreed to provide consulting services to the Company for annual compensation of $55,000.

  J.R. Sculley's employment with Allied terminated in September, 1999. He is entitled to be paid at the rate of his former salary ($290,000 per year) through August, 2000. He is also entitled to post-employment payments of $80,000 per year for a five (5) year period. Such amounts are subject to acceleration upon a change of control of Allied.

  In June, 1991, the Board of Directors of the Company adopted the Preferred Share Purchase Rights Agreement (the "Agreement"). The Agreement provides each stockholder of record on a dividend distribution one "right" for each outstanding share of the Company's common stock. Rights become exercisable at the earlier of ten days following: (1) a public announcement that an acquirer has purchased or has the right to acquire 10% or more of the Company's common stock, or (2) the commencement of a tender offer which would result in an offeror beneficially owning 30% or more of the outstanding common stock of the Company. All rights held by an acquirer or offeror expire on the announced acquisition date, and all rights expire at the close of business on June 20, 2001. Each right entitles a stockholder to acquire at a stated purchase price, 1/100 of a share of the Company's preferred stock which carries voting and dividend rights similar to one share of its common stock. Alternatively, a rights holder may elect to purchase for the stated price an equivalent number of shares of the Company's common stock (or in certain circumstances, cash, property or other securities of the Company) at a price per share equal to one-half of the average market price for a specified period. In lieu of the purchase price, a rights holder may elect to acquire one-half of the common stock available under the second option. The purchase price of the preferred stock fractional amount is subject to adjustment for certain events as described in the Agreement. At the discretion of a majority of the Board and within a specified time period, the Company may redeem all of the rights at a price of $.01 per right. The Board may also amend any provision of the Agreement prior to exercise.

Compensation Committee Interlocks and Insider Participation

  The Compensation Committee of the Company during the fiscal year ended December 31, 1999 consisted of Messrs. Earl P. Smith (until his resignation from the Board of Directors in September, 1999), Robert W. Hebel and Harry H. Warner. None of such individuals has served as an officer or employee of the Company nor is there any other relationship between any member of the Compensation Committee and the Company which is required to be disclosed under applicable proxy regulations.

Compensation Committee Report on Executive Compensation

  The Compensation Committee of the Board of Directors establishes the compensation arrangements for executive officers of the Company. The Compensation Committee's executive compensation program is structured to attract, motivate and retain qualified executives, to reward individual initiative and to link executive compensation with the interests of the Company's shareholders. This program is implemented by establishing competitive base salaries for its executive officers, coupled with bonuses with an emphasis on stock awards for exceptional performance and achievements and stock option grants to both retain executive officers and better assure that executive compensation is tied directly to the performance of the Company's stock.

  There are three components of the executive compensation program: (i) base salary, (ii) annual bonuses with an emphasis on stock awards and (iii) periodic stock option grants. To date: (a) the base salary component has been based on both contractual obligations and performance evaluations; (b) annual bonuses have been based on operating results and performance criteria; and (c) stock options grants have been based in part on performance evaluations and in part to facilitate increased ownership of Company stock by key employees.

  Salaries of the Company's executive officers are determined on the basis of comparisons with salaries of executives holding similar positions at comparably sized public companies. During 1998, the Compensation Committee engaged in an extensive study of compensation paid to chief executive officers of comparably sized public companies.

  The annual bonus component of the executive compensation program will largely be implemented using Company stock awards. No stock awards have been issued to the executive officers of the Company in view of the Company's 1999 results. It is the intent of the Compensation Committee to continue to provide specific objectives for all executive officers and the key members of management of the Company's subsidiaries.

  The final component of the Company's executive compensation program is the periodic grant of stock options. These grants are intended to provide a direct linkage between increased compensation for the Company's executives and increase in the price of the Company's stock which constitutes enhanced value for all of the Company's shareholders. The number of options granted will be based on the executives' level of responsibility, Company performance and individual performance. As is the case with annual stock awards, the Compensation Committee intends to use stock options to incent and motivate the key managers of the Company's subsidiaries as well as Company executive officers. As an additional objective, stock option grants to executive officers are intended to induce the executive to remain in the employment of the Company. Accordingly, the Compensation Committee intends for stock options generally to be exercisable only after an employee has satisfied a minimum tenure requirement.

  Mr. Yarborough's base salary as Chief Executive Officer of the Company is at a level substantially below that of his predecessor.

  This report is submitted by the Compensation Committee of the Board of Directors.

                                        Robert W. Hebel
                                        Harry H. Warner

  Performance Graph

  The following graph assumes $100 was invested on December 31, 1994 in Allied Research Corporation Common Stock, the S&P 500 Index and a Peer Group. It compares the cumulative total return on each, assuming reinvestment of dividends, for the five-year period ended December 31, 1999.

                    Comparison of Cumulative Total Returns*

                             [GRAPH APPEARS HERE]

                              STARTING
                                BASIS
                                1994      1995       %      1996       %      1997       %       1998       %      1999       %
Allied Research Corporation    $100.00   $ 80.00  -20.00   $122.50   53.13   $248.74   103.05   $165.00  -33.67   $138.76  -15.90
S&P 500                        $100.00    137.58   37.58    169.17   22.96    225.60    33.36    290.08   28.58    351.12   21.04
Peer Group                     $100.00    130.98   30.98    160.25   22.35    180.85    12.85    192.44    6.41    179.03   -6.97

  *Total return based on $100 initial investment and reinvestment of dividends

Allied Research
---------------

  Represents Allied Research Corporation common stock's total return over the past five years including reinvestment of dividends.

S&P 500:
--------

  Represents the S&P 500 Index's total return over the past five years including reinvestment of dividends.

Peer Group
----------

  Represents the comparable peers' total return over the past five years including reinvestment of dividends.

  The peer group consists of the following companies:

          Alliant Techsystems (ATK)
          CACI International, Inc. (CACI)
          Cubic Corporation (CUB)
          ESCO Electronic (ESE)
          VSE Corporation (VSE)

PROPOSAL CONCERNING INDEPENDENT AUDITORS

  The firm Grant Thornton LLP has been reappointed by the Board of Directors as the Company's independent auditors for the year 2000. A resolution will be presented at the annual meeting to ratify this appointment. The Company has been advised that representatives of Grant Thornton LLP are expected to be present at the annual meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

  If the shareholders, by the affirmative vote of a majority of the shares of Common Stock represented at the meeting, do not ratify the selection of Grant Thornton LLP, the selection of independent accountants will be reconsidered by the Board of Directors.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
               RATIFICATION OF GRANT THORNTON AS THE COMPANY'S
                    INDEPENDENT AUDITORS FOR THE YEAR 2000

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

  Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission. Should a shareholder intend to present a proposal at next year's annual meeting, it must be in writing and must be received by the Secretary of the Company at 8000 Towers Crescent Drive, Suite 260, Vienna, Virginia 22182, no later than December 29, 2000, in order to be included in the Company's proxy statement and proxy relating to that meeting.

                                 OTHER BUSINESS

  The Board of Directors is not aware of any business requiring a vote of the shareholders to come before the annual meeting other than those matters described in this Proxy Statement. However, if any other matter or matters are properly brought before the annual meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                              By Order of the Board of Directors,


                              /s/ W. Glenn Yarborough, Jr.
                              ---------------------------------------
                              W. Glenn Yarborough, Jr.,
                              President and Chief Executive Officer

Dated: April 28, 2000

    YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY COMPLETE AND SIGN THE ENCLOSED
      FORM OF PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID ENVELOPE.

PROXY

             THIS IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      OF

                          ALLIED RESEARCH CORPORATION

     The undersigned hereby appoints W. Glenn Yarborough, Jr. and Harry H. Warner and each of them proxies, each with full power of substitution, to vote all shares of Common Stock of Allied Research Corporation (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held on June 7, 2000, and any adjournment thereof, upon the matters set forth below and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

      (Continued, and to be marked, dated and signed, on the other side)


--------------------------------------------------------------------------------
                    (carat)  FOLD AND DETACH HERE  (carat)



Dear Shareholder(s):

Enclosed you will find material relative to the company's 2000 Annual Meeting of shareholders. The notice of the Annual Meeting and proxy statement describe the formal business to be transacted at the meeting, as summarized on the attached proxy card.

Whether or not you expect to attend the Annual Meeting, please complete and return promptly the attached proxy card in the accompanying envelope, which requires no postage if mailed in the United States. As a shareholder, please remember that your vote is very important to us. We look forward to hearing from you.

Allied Research Corporation

If no direction is made, this proxy will be voted FOR Items 1 and 2.                                         Please mark    [ X ]
                                                                                                             your vote as
                                                                                                             indicated in
                                                                                                             this example
                                    FOR  WITHHELD                    FOR  WITHHELD                            FOR  AGAINST  ABSTAIN
Item 1. ELECTION OF DIRECTORS                                                         Item 2. APPOINTMENT OF
Nominees:  Clifford C. Christ       [ ]     [ ]    Bruce W. Waddell  [ ]     [ ]              INDEPENDENT     [ ]    [ ]      [ ]
                                                                                              AUDITORS
           Ronald H. Griffith       [ ]     [ ]    Harry H. Warner   [ ]     [ ]
                                                                                      Item 3. IN THEIR DISCRETION, PROXIES ARE
           J. H. Binford Peay, III  [ ]     [ ]    W. Glenn          [ ]     [ ]              AUTHORIZED TO VOTE UPON SUCH OTHER
                                                   Yarborough, Jr.                            BUSINESS AS MAY PROPERLY COME
           J. R. Sculley            [ ]     [ ]                                               BEFORE THE ANNUAL MEETING.





Signature____________________________________________ Signature____________________________________________ Date___________________
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
-----------------------------------------------------------------------------------------------------------------------------------
                                              (carat)  FOLD AND DETACH HERE  (carat)